Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2024

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Assets:
Cash and cash equivalents	$530,865	$400,059	$546,363	$316,567	$219,653
Investment securities, net of allowance for credit losses	478,064	557,459	664,294	667,874	703,007
Loans held for sale	34,407	41,904	100,060	27,235	24,683
Loans	5,296,917	5,264,270	5,224,292	5,239,861	5,081,099
Allowance for credit losses	(82,158)	(80,687)	(108,702)	(82,130)	(74,576)
Loans, net	5,214,759	5,183,583	5,115,590	5,157,731	5,006,523
Federal Home Loan Bank stock, at cost	23,981	23,840	43,729	23,770	31,420
Premises and equipment, net	33,007	33,224	33,557	33,411	33,926
Right-of-use assets	35,897	31,720	33,210	34,691	35,907
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	1,212	1,265	1,486	1,370	1,423
Bank owned life insurance ("BOLI")	106,288	105,462	104,670	103,916	103,211
Other assets and accrued interest receivable	193,474	197,542	192,117	187,810	186,206
Total assets	$6,692,470	$6,616,574	$6,875,592	$6,594,891	$6,386,475

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,260,086	$1,279,390	$1,359,516	$1,676,998	$1,702,979
Interest-bearing	3,841,610	3,789,657	4,061,133	3,376,165	3,090,603
Total deposits	5,101,696	5,069,047	5,420,649	5,053,163	4,793,582

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	79,383	72,598	84,522	97,618	80,797
Operating lease liabilities	36,797	32,602	34,076	35,539	36,726
Federal Home Loan Bank advances	370,000	370,000	270,000	380,000	465,000
Other liabilities and accrued interest payable	124,889	116,904	130,762	115,815	116,970
Total liabilities	5,712,765	5,661,151	5,940,009	5,682,135	5,493,075

Stockholders' equity	979,705	955,423	935,583	912,756	893,400
Total liabilities and stockholders' equity	$6,692,470	$6,616,574	$6,875,592	$6,594,891	$6,386,475

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Nine Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$457,797	$393,095	$454,426	$201,206	$177,003	$435,189	$177,292
Investment securities, including FHLB stock	593,449	670,114	732,678	769,016	771,453	665,151	773,145
Loans, including loans held for sale	5,261,173	5,262,719	5,454,344	5,111,263	5,006,081	5,325,841	4,859,845
Total interest-earning assets	6,312,419	6,325,928	6,641,448	6,081,485	5,954,537	6,426,181	5,810,282

Allowance for credit losses	(81,567)	(108,194)	(96,446)	(75,747)	(73,438)	(95,352)	(84,415)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	82,969	102,712	280,618	101,119	96,303	155,169	167,960
Premises and equipment, net	33,319	33,452	33,889	33,940	34,013	33,553	33,411
Bank owned life insurance	105,974	105,128	104,305	103,557	102,825	105,138	102,479
Other assets	258,704	247,858	255,758	231,207	220,595	254,126	205,828

Total assets	$6,711,818	$6,706,884	$7,219,572	$6,475,561	$6,334,835	$6,878,815	$6,235,545

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$3,820,078	$3,848,238	$4,004,846	$3,210,495	$2,976,852	$3,890,796	$2,824,043
SSUARs and other short-term borrowings	73,660	88,326	102,592	141,861	90,063	88,140	136,528
Federal Home Loan Bank advances	387,989	305,604	536,209	357,321	441,543	409,854	315,015
Total interest-bearing liabilities	4,281,727	4,242,168	4,643,647	3,709,677	3,508,458	4,388,790	3,275,586

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,313,207	1,366,862	1,490,048	1,715,408	1,794,874	1,389,759	1,936,096
Other liabilities	140,761	144,108	152,835	144,194	133,237	145,883	133,081
Stockholders' equity	976,123	953,746	933,042	906,282	898,266	954,383	890,782

Total liabilities and stockholders’ equity	$6,711,818	$6,706,884	$7,219,572	$6,475,561	$6,334,835	$6,878,815	$6,235,545

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended September 30, 2024			Three Months Ended September 30, 2023
	Average		Average	Average		Average
(dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$457,797	$6,172	5.36%	$177,003	$2,395	5.41%
Investment securities, including FHLB stock (a)	593,449	4,780	3.20	771,453	5,298	2.75
RCS LOC products (b)	46,805	12,935	109.94	37,319	9,762	104.63
Other RPG loans (c) (f)	106,634	2,133	7.96	99,036	2,079	8.40
Outstanding Warehouse lines of credit (d) (f)	528,363	10,672	8.04	423,141	8,154	7.71
All other Core Bank loans (e) (f)	4,579,371	64,854	5.63	4,446,585	58,180	5.23

Total interest-earning assets	6,312,419	101,546	6.40	5,954,537	85,868	5.77

Allowance for credit losses	(81,567)			(73,438)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	82,969			96,303
Premises and equipment, net	33,319			34,013
Bank owned life insurance	105,974			102,825
Other assets (a)	258,704			220,595
Total assets	$6,711,818			$6,334,835

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,754,355	$5,882	1.33%	$1,455,193	$3,719	0.98%
Money market accounts	1,215,354	10,770	3.53	905,089	6,391	2.82
Time deposits	390,413	3,952	4.03	328,071	2,706	3.30
Reciprocal money market and time deposits	372,725	4,030	4.30	281,277	2,748	3.91
Brokered deposits	87,231	1,168	5.33	7,222	100	5.54

Total interest-bearing deposits	3,820,078	25,802	2.69	2,976,852	15,664	2.08

SSUARs and other short-term borrowings	73,660	141	0.76	90,063	29	0.87
Federal Home Loan Bank advances and other long-term borrowings	387,989	4,298	4.41	441,543	5,350	4.85

Total interest-bearing liabilities	4,281,727	30,241	2.81	3,508,458	21,043	2.40

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,313,207			1,794,874
Other liabilities	140,761			133,237
Stockholders’ equity	976,123			898,266
Total liabilities and stockholders’ equity	$6,711,818			$6,334,835

Net interest income		$71,305			$64,825

Net interest spread			3.59%			3.37%

Net interest margin			4.49%			4.35%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for Refund Advances and RCS line-of-credit products is composed entirely of loan fees.
(c)	Interest income includes loan fees of $0 and $0 for the three months ended September 30, 2024 and 2023.
(d)	Interest income includes loan fees of $392,000 and $254,000 for the three months ended September 30, 2024 and 2023.
(e)	Interest income includes loan fees of $1.5 million and $1.7 million for the three months ended September 30, 2024 and 2023.
(f)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees and costs.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Nine Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023

Total interest income (1)	$101,546	$97,700	$130,632	$90,785	$85,868	$329,878	$265,278
Total interest expense	30,241	29,164	33,713	24,003	21,043	93,118	43,282
Net interest income	71,305	68,536	96,919	66,782	64,825	236,760	221,996

Provision (2)	5,660	5,143	30,622	10,989	3,730	41,425	36,635

Noninterest income:
Service charges on deposit accounts	3,693	3,526	3,313	3,470	3,559	10,532	10,385
Net refund transfer fees	582	3,811	10,820	220	242	15,213	15,528
Mortgage banking income (3)	2,062	1,612	310	983	852	3,984	2,559
Interchange fee income	3,286	3,351	3,157	3,305	3,282	9,794	9,752
Program fees (3)	4,962	4,398	4,179	4,561	4,041	13,539	11,021
Increase in cash surrender value of BOLI	826	792	754	705	690	2,372	2,014
Death benefits in excess of cash surrender value of life insurance	—	—	—	—	—	—	1,728
Net losses on OREO	(53)	(48)	(53)	(53)	(53)	(154)	(158)
Other*	1,455	904	893	1,589	1,732	3,252	3,848
Total noninterest income*	16,813	18,346	23,373	14,780	14,345	58,532	56,677

Noninterest expense:
Salaries and employee benefits	28,792	29,143	29,716	26,397	28,747	87,651	89,472
Technology, equipment, and communication	7,544	7,340	7,490	7,648	7,311	22,374	21,459
Occupancy	3,224	3,409	3,822	3,467	3,503	10,455	10,500
Marketing and development	1,983	2,705	1,924	2,304	2,055	6,612	6,142
FDIC insurance expense	764	748	772	690	677	2,284	2,038
Interchange related expense	1,540	1,412	1,298	1,536	1,580	4,250	4,429
Legal and professional fees	870	770	1,055	511	803	2,695	2,693
Merger expense	—	—	41	92	(132)	41	2,068
Other (2)*	3,892	4,107	4,853	4,409	3,824	12,852	13,543
Total noninterest expense*	48,609	49,634	50,971	47,054	48,368	149,214	152,344

Income before income tax expense	33,849	32,105	38,699	23,519	27,072	104,653	89,694
Income tax expense	7,306	6,899	8,093	3,860	5,501	22,298	18,979

Net income	$26,543	$25,206	$30,606	$19,659	$21,571	$82,355	$70,715

(*) For the three months ended September 30, 2023 management has reclassified certain items between noninterest income and noninterest expense.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Nine Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023
Per Share Data:

Basic weighted average shares outstanding	19,654	19,633	19,607	19,586	19,706	19,637	19,855
Diluted weighted average shares outstanding	19,735	19,714	19,694	19,673	19,774	19,709	19,910

Period-end shares outstanding:
Class A Common Stock	17,293	17,275	17,260	17,203	17,296	17,293	17,296
Class B Common Stock	2,150	2,150	2,151	2,155	2,158	2,150	2,158

Book value per share (4)	$50.39	$49.19	$48.20	$47.15	$45.93	$50.39	$45.93
Tangible book value per share (4)	47.84	46.62	45.63	44.55	43.31	47.84	43.31

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.37	$1.31	$1.59	$1.01	$1.10	$4.25	$3.61
Basic EPS - Class B Common Stock	1.25	1.18	1.44	0.93	1.00	3.87	3.28
Diluted EPS - Class A Common Stock	1.37	1.30	1.58	1.01	1.10	4.24	3.60
Diluted EPS - Class B Common Stock	1.24	1.18	1.43	0.92	1.00	3.85	3.27

Cash dividends declared per Common share:
Class A Common Stock	$0.407	$0.407	$0.407	$0.374	$0.374	$1.221	$1.122
Class B Common Stock	0.370	0.370	0.370	0.340	0.340	1.110	1.020

Performance Ratios:

Return on average assets	1.58%	1.50%	1.70%	1.21%	1.36%	1.60%	1.51%
Return on average equity	10.88	10.57	13.12	8.68	9.61	11.53	10.58
Efficiency ratio (5)	55	57	42	58	61	51	54
Yield on average interest-earning assets (1)	6.40	6.21	7.91	5.92	5.77	6.86	6.09
Cost of average interest-bearing liabilities	2.81	2.77	2.92	2.57	2.40	2.83	1.76
Cost of average deposits (6)	2.01	1.98	1.97	1.60	1.30	1.99	0.89
Net interest spread (1)	3.59	3.44	4.99	3.35	3.37	4.03	4.33
Net interest margin - Total Company (1)	4.49	4.36	5.87	4.36	4.35	4.92	5.09
Net interest margin - Core Bank	3.53	3.46	3.30	3.40	3.43	3.43	3.68

Other Information:

End of period FTEs (7) - Total Company	992	999	1,011	1,019	1,033	992	1,033
End of period FTEs - Core Bank	935	943	952	962	976	935	976
Number of full-service banking centers	47	47	47	47	46	47	46

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,046,385	$1,058,139	$1,064,071	$1,144,684	$1,128,745
Nonowner occupied	326,273	331,954	342,481	345,965	344,682
Commercial real estate	1,813,303	1,821,798	1,800,801	1,785,289	1,745,187
Construction & land development	247,730	239,615	237,998	217,338	189,756
Commercial & industrial	437,911	452,815	453,971	464,078	473,790
Lease financing receivables	89,653	88,529	88,272	88,591	85,242
Aircraft	235,327	240,275	246,060	250,051	226,947
Home equity	341,204	325,086	309,083	295,133	275,750
Consumer:
Credit cards	16,762	16,547	16,858	16,654	16,950
Overdrafts	827	746	629	694	640
Automobile loans	1,340	1,599	2,054	2,664	3,380
Other consumer	10,181	12,064	11,372	7,428	5,674
Total Traditional Banking	4,566,896	4,589,167	4,573,650	4,618,569	4,496,743
Warehouse lines of credit	595,163	549,011	463,249	339,723	457,033
Total Core Banking	5,162,059	5,138,178	5,036,899	4,958,292	4,953,776

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	—	52,101	103,115	—
Other TRS commercial & industrial loans	302	92	5,396	46,092	354
Republic Credit Solutions	134,556	126,000	129,896	132,362	126,969
Total Republic Processing Group	134,858	126,092	187,393	281,569	127,323

Total loans - Total Company	$5,296,917	$5,264,270	$5,224,292	$5,239,861	$5,081,099

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$59,549	$59,865	$59,176	$58,998	$56,931
Warehouse Lending	1,486	1,370	1,156	847	1,143
Total Core Banking	61,035	61,235	60,332	59,845	58,074

Tax Refund Solutions	1	—	30,069	3,990	1
Republic Credit Solutions	21,122	19,452	18,301	18,295	16,501
Total Republic Processing Group	21,123	19,452	48,370	22,285	16,502

Total Allowance - Total Company	$82,158	$80,687	$108,702	$82,130	$74,576

Allowance to Total Loans

Traditional Banking	1.30%	1.30%	1.29%	1.28%	1.27%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.18	1.19	1.20	1.21	1.17

Tax Refund Solutions	0.33	—	52.30	2.67	0.28
Republic Credit Solutions	15.70	15.44	14.09	13.82	13.00
Total Republic Processing Group	15.66	15.43	25.81	7.91	12.96

Total Company	1.55	1.53	2.08	1.57	1.47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Nine Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$19,381	$19,910	$19,258	$19,150	$18,127	$19,381	$18,127
Loans past due 90-days-or-more and still on accrual	164	631	2,116	1,468	1,037	164	1,037
Total nonperforming loans	19,545	20,541	21,374	20,618	19,164	19,545	19,164
OREO	1,212	1,265	1,486	1,370	1,423	1,212	1,423
Total nonperforming assets	$20,757	$21,806	$22,860	$21,988	$20,587	$20,757	$20,587

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$19,381	$19,910	$19,258	$19,150	$18,127	$19,381	$18,127
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—
Total nonperforming loans	19,381	19,910	19,258	19,150	18,127	19,381	18,127
OREO	1,212	1,265	1,486	1,370	1,423	1,212	1,423
Total nonperforming assets	$20,593	$21,175	$20,744	$20,520	$19,550	$20,593	$19,550

Delinquent Loans:
Delinquent loans - Core Bank	$10,048	$9,313	$7,796	$8,176	$6,806	$10,048	$6,806
RPG	10,902	9,970	13,616	13,916	12,328	10,902	12,328
Total delinquent loans - Total Company	$20,950	$19,283	$21,412	$22,092	$19,134	$20,950	$19,134

NCOs (Recoveries) by Segment:
Traditional Bank	$1,804	$232	$180	$220	$203	$2,216	$405
Warehouse Lending loans	—	—	—	—	—	—	—
Core Bank loans	1,804	232	180	220	203	2,216	405
Tax Refund Solutions	(2,311)	28,887	(305)	(1,052)	(1,968)	26,271	23,509
Republic Credit Solutions	4,695	4,045	4,175	4,267	3,121	12,915	8,774
RPG	2,384	32,932	3,870	3,215	1,153	39,186	32,283
Total NCOs (recoveries) - Total Company	$4,188	$33,164	$4,050	$3,435	$1,356	$41,402	$32,688

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.37%	0.39%	0.41%	0.39%	0.38%	0.37%	0.38%
Nonperforming assets to total loans (including OREO)	0.39	0.41	0.44	0.42	0.41	0.39	0.41
Nonperforming assets to total assets	0.31	0.33	0.33	0.33	0.32	0.31	0.32
Allowance for credit losses to total loans	1.55	1.53	2.08	1.57	1.47	1.55	1.47
Allowance for credit losses to nonperforming loans	420	393	509	398	389	420	389
Delinquent loans to total loans (9)	0.40	0.37	0.41	0.42	0.38	0.40	0.38
NCOs (recoveries) to average loans (annualized)	0.32	2.52	0.30	0.27	0.11	1.04	0.90

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.38%	0.39%	0.38%	0.39%	0.37%	0.38%	0.37%
Nonperforming assets to total loans (including OREO)	0.40	0.41	0.41	0.41	0.39	0.40	0.39
Nonperforming assets to total assets	0.33	0.35	0.33	0.35	0.33	0.33	0.33
Allowance for credit losses to total loans	1.18	1.19	1.20	1.21	1.17	1.18	1.17
Allowance for credit losses to nonperforming loans	315	308	313	313	320	315	320
Delinquent loans to total loans	0.19	0.18	0.15	0.16	0.14	0.19	0.14
Annualized NCOs (recoveries) to average loans	0.14	0.02	0.01	0.02	0.02	0.06	0.01

TRS Refund Advances ("RAs")

RAs originated	$—	$—	$771,091	$103,115	$—	$771,091	$737,047
Net (credit) charge to the Provision for RAs	(2,311)	(1,158)	25,718	2,877	(1,939)	22,249	19,615
RAs NCOs (recoveries)	(2,311)	28,764	(275)	(1,052)	(1,939)	26,178	23,412

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of September 30, 2024, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Tax Refund Solutions (“TRS”), Republic Payment Solutions (“RPS”), and Republic Credit Solutions (“RCS”). Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking

Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.

Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Republic Processing Group:

Tax Refund Solutions

TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Loans and refund transfers

Republic Payment Solutions	RPS offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Prepaid cards

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2023 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

Segment information for the quarters and years ended September 30, 2024 and 2023 follows:

	Three Months Ended September 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$51,023	$3,580	$54,603	$440	$2,783	$13,479	$16,702	$71,305

Provision for expected credit loss expense	1,489	116	1,605	(2,310)	—	6,365	4,055	5,660

Net refund transfer fees	—	—	—	582	—	—	582	582
Mortgage banking income	2,062	—	2,062	—	—	—	—	2,062
Program fees	—	—	—	—	786	4,176	4,962	4,962
Other noninterest income	9,016	16	9,032	27	147	1	175	9,207
Total noninterest income	11,078	16	11,094	609	933	4,177	5,719	16,813

Total noninterest expense	41,266	889	42,155	2,251	947	3,256	6,454	48,609

Income (loss) before income tax expense	19,346	2,591	21,937	1,108	2,769	8,035	11,912	33,849
Income tax expense (benefit)	4,189	584	4,773	189	595	1,749	2,533	7,306

Net income (loss)	$15,157	$2,007	$17,164	$919	$2,174	$6,286	$9,379	$26,543

Period-end assets	$5,559,357	$595,624	$6,154,981	$26,503	$367,857	$143,129	$537,489	$6,692,470

Net interest margin	3.61%	2.70%	3.53%	NM	4.91%	NM	NM	4.49%

Net-revenue concentration*	71%	4%	75%	1%	4%	20%	25%	100%

	Three Months Ended September 30, 2023
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$47,493	$2,467	$49,960	$401	$4,124	$10,340	$14,865	$64,825

Provision for expected credit loss expense	1,567	(203)	1,364	(1,967)	—	4,333	2,366	3,730

Net refund transfer fees	—	—	—	242	—	—	242	242
Mortgage banking income	852	—	852	—	—	—	—	852
Program fees	—	—	—	—	705	3,336	4,041	4,041
Other noninterest income	9,089	11	9,100	72	10	28	110	9,210
Total noninterest income	9,941	11	9,952	314	715	3,364	4,393	14,345

Total noninterest expense	41,500	640	42,140	2,242	874	3,112	6,228	48,368

Income before income tax expense	14,367	2,041	16,408	440	3,965	6,259	10,664	27,072
Income tax expense	2,757	456	3,213	22	874	1,392	2,288	5,501

Net income	$11,610	$1,585	$13,195	$418	$3,091	$4,867	$8,376	$21,571

Period-end assets	$5,390,105	$458,542	$5,848,647	$32,747	$370,986	$134,095	$537,828	$6,386,475

Net interest margin	3.52%	2.33%	3.43%	NM	4.97%	NM	NM	4.35%

Net-revenue concentration*	73%	3%	76%	1%	6%	17%	24%	100%

	Nine Months Ended September 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$149,197	$8,751	$157,948	$32,173	$9,221	$37,418	$78,812	$236,760

Provision for expected credit loss expense	2,762	639	3,401	22,282	—	15,742	38,024	41,425

Net refund transfer fees	—	—	—	15,213	—	—	15,213	15,213
Mortgage banking income	3,984	—	3,984	—	—	—	—	3,984
Program fees	—	—	—	—	2,319	11,220	13,539	13,539
Other noninterest income	25,437	42	25,479	165	149	3	317	25,796
Total noninterest income	29,421	42	29,463	15,378	2,468	11,223	29,069	58,532

Total noninterest expense	124,372	2,694	127,066	8,787	2,919	10,442	22,148	149,214

Income (loss) before income tax expense	51,484	5,460	56,944	16,482	8,770	22,457	47,709	104,653
Income tax expense (benefit)	10,417	1,231	11,648	3,699	1,930	5,021	10,650	22,298

Net income (loss)	$41,067	$4,229	$45,296	$12,783	$6,840	$17,436	$37,059	$82,355

Period-end assets	$5,559,357	$595,624	$6,154,981	$26,503	$367,857	$143,129	$537,489	$6,692,470

Net interest margin	3.49%	2.64%	3.43%	NM	5.01%	NM	NM	4.92%

Net-revenue concentration*	61%	3%	64%	16%	4%	16%	36%	100%

	Nine Months Ended September 30, 2023
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$146,404	$7,196	$153,600	$28,778	$11,522	$28,096	$68,396	$221,996

Provision for expected credit loss expense	6,411	134	6,545	19,622	—	10,468	30,090	36,635

Net refund transfer fees	—	—	—	15,528	—	—	15,528	15,528
Mortgage banking income	2,559	—	2,559	—	—	—	—	2,559
Program fees	—	—	—	—	2,140	8,881	11,021	11,021
Death benefits in excess of cash surrender value of life insurance	1,728	—	1,728	—	—	—	—	1,728
Other noninterest income	25,389	33	25,422	314	12	93	419	25,841
Total noninterest income	29,676	33	29,709	15,842	2,152	8,974	26,968	56,677

Total noninterest expense	129,381	2,616	131,997	9,184	2,723	8,440	20,347	152,344

Income before income tax expense	40,288	4,479	44,767	15,814	10,951	18,162	44,927	89,694
Income tax expense	8,119	1,001	9,120	3,401	2,427	4,031	9,859	18,979

Net income	$32,169	$3,478	$35,647	$12,413	$8,524	$14,131	$35,068	$70,715

Period-end assets	$5,390,105	$458,542	$5,848,647	$32,747	$370,986	$134,095	$537,828	$6,386,475

Net interest margin	3.78%	2.37%	3.68%	NM	4.43%	NM	NM	5.09%

Net-revenue concentration*	63%	3%	66%	16%	5%	13%	34%	100%

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third quarter 2024 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023

Traditional Banking	$1,518	$1,281	$1,366	$1,400	$1,703	$4,165	$3,957
Warehouse Lending	392	322	263	235	254	977	796
Total Core Bank	1,910	1,603	1,629	1,635	1,957	5,142	4,753
TRS - Refund Advances	42	741	34,652	7	25	35,435	31,470
TRS - Other Loan Fees	—	15	1,219	1,089	6	1,234	963
RCS	12,935	11,272	11,372	10,514	9,763	35,579	26,141
Total RPG	12,977	12,028	47,243	11,610	9,794	72,248	58,574

Total loan fees - Total Company	$14,887	$13,631	$48,872	$13,245	$11,751	$77,390	$63,327

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Traditional Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023

Mortgage Loans Held for Sale

Balance, beginning of period	$9,703	$80,884	$3,227	$2,711	$4,038	$3,227	$1,302
Originations	57,142	53,703	27,046	24,050	23,860	137,891	53,750
Transferred from held for investment to held for sale	—	(2,288)	69,464	—	—	67,176	—
Proceeds from sales	(59,732)	(123,693)	(18,773)	(24,134)	(25,681)	(202,198)	(53,794)
Fair value adjustment for correspondent loans reclassified to held for sale	—	—	(997)	—	—	(997)	—
Net gain on sale	1,413	1,097	917	600	494	3,427	1,453
Balance, end of period	$8,526	$9,703	$80,884	$3,227	$2,711	$8,526	$2,711

RCS Consumer Loans Held for Sale

Balance, beginning of period	$32,201	$19,176	$24,008	$21,972	$21,544	$24,008	$17,875
Originations	350,413	402,141	188,347	300,281	287,088	940,901	756,714
Proceeds from sales	(360,910)	(392,755)	(196,584)	(302,118)	(289,997)	(950,249)	(761,497)
Net gain on sale	4,177	3,639	3,405	3,873	3,337	11,221	8,880
Balance, end of period	$25,881	$32,201	$19,176	$24,008	$21,972	$25,881	$21,972

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023

Total stockholders' equity - GAAP (a)	$979,705	$955,423	$935,583	$912,756	$893,400
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	7,052	7,030	7,102	7,411	7,710
Less: Core deposit intangible	2,072	2,187	2,302	2,439	2,576
Tangible stockholders' equity - Non-GAAP (c)	$930,065	$905,690	$885,663	$862,390	$842,598

Total assets - GAAP (b)	$6,692,470	$6,616,574	$6,875,592	$6,594,891	$6,386,475
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	7,052	7,030	7,102	7,411	7,710
Less: Core deposit intangible	2,072	2,187	2,302	2,439	2,576
Tangible assets - Non-GAAP (d)	$6,642,830	$6,566,841	$6,825,672	$6,544,525	$6,335,673

Total stockholders' equity to total assets - GAAP (a/b)	14.64%	14.44%	13.61%	13.84%	13.99%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	14.00%	13.79%	12.98%	13.18%	13.30%

Number of shares outstanding (e)	19,443	19,425	19,411	19,358	19,453

Book value per share - GAAP (a/e)	$50.39	$49.19	$48.20	$47.15	$45.93
Tangible book value per share - Non-GAAP (c/e)	47.84	46.62	45.63	44.55	43.31

(5)	The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the CBank merger, the BOLI benefit payment received, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023

Net interest income - GAAP	$71,305	$68,536	$96,919	$66,782	$64,825	$236,760	$221,996
Noninterest income - GAAP	16,813	18,346	23,373	14,780	14,345	58,532	56,677
Less: BOLI benefit payment received	—	—	—	—	—	—	1,728
Less: Net gain (loss) on securities	1	1	—	6	2	2	6
Total adjusted income - Non-GAAP (a)	$88,117	$86,881	$120,292	$81,556	$79,168	$295,290	$278,667

Noninterest expense - GAAP	$48,609	$49,634	$50,971	$47,054	$48,368	$149,214	$152,344
Less: Merger expenses related to CBank acquisition	—	—	41	92	(132)	41	2,068
Adjusted noninterest expense - Non-GAAP (b)	$48,609	$49,634	$50,930	$46,962	$48,500	$149,173	$150,276

Efficiency Ratio - Non-GAAP (b/a)	55%	57%	42%	58%	61%	51%	54%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of September 30, 2024, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2024 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628